Accounts Receivable and Inventory	12 Months Ended
Dec. 31, 2012
Accounts Receivable and Inventory [Abstract]
Accounts Receivable and Inventory
ACCOUNTS RECEIVABLE AND INVENTORY
Accounts Receivable
Eaton performs ongoing credit evaluation of its customers and maintains sufficient allowances for potential credit losses. The Company evaluates the collectability of its accounts receivable based on the length of time the receivable is past due and any anticipated future write-off based on historic experience. Accounts receivable balances are written off against an allowance for doubtful accounts after a final determination of uncollectability has been made. Accounts receivable are net of an allowance for doubtful accounts of $53 and $48 at December 31, 2012 and 2011, respectively.
Inventory
Inventory is carried at lower of cost or market. Inventory in the United States is generally accounted for using the last-in, first-out (LIFO) method. Remaining United States and non-United States inventory is accounted for using the first-in, first-out (FIFO) method. Cost components include raw materials, purchased components, direct labor, indirect labor, utilities, depreciation, inbound freight charges, purchasing and receiving costs, inspection costs, warehousing costs, and costs of the distribution network.
The components of inventory follow:

	2012	2011
Raw materials	$919	$706
Work-in-process	424	272
Finished goods	1,129	867
Inventory at FIFO	2,472	1,845
Excess of FIFO over LIFO cost	(133)	(144)
Total inventory	$2,339	$1,701

Inventory at FIFO accounted for using the LIFO method was 43% and 42% at the end of 2012 and 2011, respectively.